SELIGMAN                 o Seligman Bond Portfolio
------------------
  PORTFOLIOS, INC.         o Seligman Capital Portfolio

                           o Seligman Cash Management Portfolio

                           o Seligman Common Stock Portfolio

                           o Seligman Communications and Information Portfolio

                           o Seligman Frontier Portfolio

                           o Seligman Global Growth Portfolio

                           o Seligman Global Smaller Companies Portfolio

                           o Seligman Global
                             Technology Portfolio

                           o Seligman High-Yield Bond Portfolio

                           o Seligman Income Portfolio

                           o Seligman International Growth Portfolio

                           o Seligman Large-Cap Growth Portfolio

                           o Seligman Large-Cap Value Portfolio

                           o Seligman Small-Cap Value Portfolio



The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined the prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund
cannot provide a complete investment program. The
suitability of an investment in the Portfolio                 PROSPECTUS
should be considered based on the investment                  MAY 1, 2000
objective, strategies and risks described in this
Prospectus, considered in light of all of the                 MANAGED BY
other investments in your portfolio, as well as
your risk tolerance, financial goals and time               [LOGO OMITTED]
horizons. We recommend that you consult your
financial advisor to determine if this Portfolio        J. & W. SELIGMAN & CO.
is suitable for you.                                         INCORPORATED
                                                           ESTABLISHED 1864
SP1 5/2000T

TABLE OF CONTENTS

THE FUND

      DISCUSSIONS OF THE INVESTMENT OBJECTIVES, STRATEGIES, RISKS, AND PERFORMANCE OF THE PORTFOLIOS OF THE FUND
      OVERVIEW OF THE FUND P-1
      SELIGMAN BOND PORTFOLIO P-2
      SELIGMAN CAPITAL PORTFOLIO P-5
      SELIGMAN CASH MANAGEMENT PORTFOLIO P-7
      SELIGMAN COMMON STOCK PORTFOLIO P-9
      SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO P-11
      SELIGMAN FRONTIER PORTFOLIO P-13
      SELIGMAN GLOBAL GROWTH PORTFOLIO P-15
      SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO P-19
      SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO P-23
      SELIGMAN HIGH-YIELD BOND PORTFOLIO P-26
      SELIGMAN INCOME PORTFOLIO P-29
      SELIGMAN INTERNATIONAL GROWTH PORTFOLIO P-32
      SELIGMAN LARGE-CAP GROWTH PORTFOLIO P-35
      SELIGMAN LARGE-CAP VALUE PORTFOLIO P-37
      SELIGMAN SMALL-CAP VALUE PORTFOLIO P-40
      MANAGEMENT OF THE FUND P-43

SHAREHOLDER INFORMATION
      PRICING OF FUND SHARES  P-44
      HOW TO PURCHASE AND SELL SHARES  P-44
      DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS  P-44
      TAXES  P-44

FINANCIAL HIGHLIGHTS  P-45

FOR MORE INFORMATION  BACK COVER



TIMES CHANGE ... VALUES ENDURE

THE FUND

OVERVIEW OF THE FUND

This prospectus contains information about Seligman Portfolios, Inc. The Fund consists of the following 15 separate and distinct portfolios:

SELIGMAN BOND PORTFOLIO
SELIGMAN CAPITAL PORTFOLIO
SELIGMAN CASH MANAGEMENT PORTFOLIO
SELIGMAN COMMON STOCKPORTFOLIO
SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO
SELIGMAN FRONTIER PORTFOLIO
SELIGMAN GLOBAL GROWTH PORTFOLIO
SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO
SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO
SELIGMAN HIGH-YIELD BOND PORTFOLIO
SELIGMAN INCOME PORTFOLIO
SELIGMAN INTERNATIONAL GROWTH PORTFOLIO
SELIGMAN LARGE-CAP GROWTH PORTFOLIO
SELIGMAN LARGE-CAP VALUE PORTFOLIO
SELIGMAN SMALL-CAP VALUE PORTFOLIO

The Fund's Portfolios are offered only to separate accounts (Accounts) of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts (Contracts). The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from the owners of the Contracts. Such allocations rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of a Portfolio.

Each Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 1 shares and is for use with Accounts that make Class 1 shares available to Contract owners.

Each Portfolio has its own investment objectives, strategies and risks. A discussion of each Portfolio begins on the next page.

A Portfolio may change its principal strategies, except for stated fundamental policies, if the Fund's Board of Directors believes doing so is consistent with that Portfolio's investment objectives. A Portfolio's objectives and any fundamental policies may be changed only with shareholder approval. If a change of objectives or fundamental policies is proposed, Contract will be asked to give voting instructions to the participating insurance companies.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various contract owners who own shares of a particular Portfolio may conflict. The Board of Directors monitors events in order to identify any disadvantages of material irreconcilable conflicts and to determine what action, if any, should be taken in response.

A Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent a Portfolio from achieving its objectives.

As with any mutual fund, there is no guarantee a Portfolio will achieve its objectives.

An investment in any of the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should read the information about a particular Portfolio before making an investment decision about that Portfolio.

SELIGMAN BOND PORTFOLIO

INVESTMENT OBJECTIVE
The Portfolio's objective is favorable current income.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

Generally, the Portfolio invests in fixed-income securities, diversified among a number of market sectors. The Portfolio has a fundamental policy that at least 80% of the Portfolio's assets will be invested in securities that are rated investment-grade when purchased by the Portfolio.

The Portfolio may invest in securities of any duration. Capital appreciation is a secondary consideration in selecting securities for purchase by the Portfolio. The Portfolio may invest in corporate debt securities (including bonds and debentures convertible into common stock or with rights and warrants), securities issued or guaranteed by the US Treasury, its agencies or instrumentalities, mortgage-backed securities (including collateralized mortgage obligations and mortgage pass-through securities), and high-grade money market instruments. The Portfolio may also hold or sell any securities obtained through the exercise of conversion rights or warrants, or as a result of a reorganization, recapitalization, or liquidation proceeding of any issuer of securities owned by the Portfolio.

The Portfolio's investment approach combines macro analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. This means that the investment manager considers the trends in the fixed-income market and evaluates the long-term trends in interest rates, and then selects individual securities for the Portfolio based on its evaluation of each security's particular characteristics (for example, duration, yield, quality, relative value). The average maturity of the Portfolio will vary in response to what the investment manager believes to be the long-term trend in interest rates. Generally, if rates are trending up, the Portfolio will tend to hold securities with shorter maturities. If rates are trending down, the Portfolio will tend to hold securities with longer maturities. Additionally, the Portfolio's concentration in any particular market sector and the Portfolio's individual security holdings will vary depending on the investment manager's view of the relative value offered by certain sectors, as well as specific securities within those sectors.

In selecting individual securities for purchase by the Portfolio, the investment manager will seek to identify securities of various market sectors that it believes offer better total return opportunities.

The Portfolio generally sells securities when the investment manager believes that the direction of long-term interest rates is changing, better opportunities exist in the market, or yield spreads (i.e., the yields offered on different securities) have become too narrow to justify the added volatility of long-term securities (which generally offer higher yields), or when the Portfolio must meet cash requirements.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may invest up to 10% of its total assets directly in foreign securities. The Portfolio may purchase securities on a when-issued or forward commitment basis (delivery of securities and payment of the purchase price takes place after the commitment to purchase the securities). The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities.

SELIGMAN BOND PORTFOLIO

PRINCIPAL RISKS

The value of your investment in the Portfolio will fluctuate with fluctuations in the value of the securities held by the Portfolio. The principal factors that may affect the value of the Portfolio's securities holdings are changes in interest rates and the credit worthiness of the issuers of securities held by the Portfolio.

INTEREST RATE RISK. Changes in market interest rates will affect the value of securities held by the Portfolio. The Portfolio invests mostly in fixed-income securities. In general, the market value of fixed-income securities moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates fall. The Portfolio's net asset value per share generally moves in the same direction as the market value of the securities it holds. Therefore, if interest rates rise, you should expect the Portfolio's net asset value per share to fall, and if interest rates fall, the Portfolio's net asset value should rise.

Long-term securities are generally more sensitive to changes in interest rates, and, therefore, are subject to a greater degree of market price volatility. To the extent the Portfolio holds long-term securities, its net asset value will be subject to a greater degree of fluctuation than if it held securities of shorter duration.

CREDIT RISK. A fixed-income security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a debt security would be unable to make interest and principal payments. To the extent the Portfolio holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

While the Portfolio is required to invest a majority of its assets in securities rated investment-grade on the date of purchase, there is no guarantee that these securities are free from credit risk. Ratings by Moody's Investors Service and Standard & Poor's Ratings Services are generally accepted measures of credit risk. However, these ratings are subject to certain limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future conditions. Ratings also are not updated continuously.

Fixed-income securities, like those in which the Portfolio invests, are traded principally by dealers in the over-the-counter market. The Portfolio's ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could reduce the number of ready buyers.

SELIGMAN BOND PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  CLASS 1 ANNUAL TOTAL RETURNS - CALENDAR YEARS

[Figures below represent chart in printed piece]

1990       6.14%
1991      14.58%
1992       5.60%
1993       7.98%
1994      -3.39%
1995      19.18%
1996       0.09%
1997       8.98%
1998       8.20%
1999      -4.48%


             Best quarter return: 6.88% - quarter ended 6/30/95.
             Worst quarter return: -3.35% - quarter ended 3/31/96.

--------------------------------------------------------------------------------
           CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - YEARS ENDED 12/31/99

                                                     ONE       FIVE       TEN
                                                    YEAR       YEARS     YEARS
                                                   -------    -------   -------
Seligman Bond Portfolio                             -4.48%      6.09%    6.05%
Lehman Brothers Government Bond Index               -2.24       7.44     7.48
Lipper Corporate Debt BBB-Rated Funds Average       -1.69       7.78     7.87

The Lehman Brothers Government Bond Index and the Lipper Corporate Debt BBB-Rated Funds Average are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Corporate Debt BBB-Rated Funds Average excludes the effect of sales charges and the Lehman Brothers Government BondIndex excludes the effect of fees and sales charges.
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

The Portfolio is managed by the Seligman Taxable Fixed Income Team, headed by Mr. Gary S. Zeltzer. Mr. Zeltzer joined Seligman in March 1998 as Senior Vice President, Manager Taxable Fixed Income. He is a Vice President of the Fund and has been a Portfolio Manager of the Portfolio since March 1998. Prior to joining Seligman, Mr. Zeltzer was a Group Vice President and Portfolio Manager at Schroder Capital Management from July 1979 to March 1998. Mr. Zeltzer also manages the Cash Management Portfolio of the Fund, Seligman Cash Management Fund, Inc. and Seligman U.S. Government Securities Series, a series of Seligman High Income Fund Series.

SELIGMAN CAPITAL PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

Generally, the Portfolio invests primarily in the common stock of medium-sized US companies. The investment manager chooses common stocks for the Portfolio using both quantitative and fundamental analysis. This means the investment manager first screens companies for past growth in sales and earnings, as well as a strong balance sheet (e.g., low ratio of debt to total capital). In selecting individual securities for investment, the investment manager then looks to identify medium-sized companies that it believes display one or more of the following:

--------------------------------------------------------------------------------
MEDIUM-SIZED COMPANIES:

COMPANIES WITH MARKET CAPITALIZATIONS, AT THE TIME OF PURCHASE BY THE PORTFOLIO, OF BETWEEN $1 BILLION AND $10 BILLION.
--------------------------------------------------------------------------------

         o Proven track record
         o Strong management
         o Multiple product lines
         o Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings)
         o Positive supply and demand outlook for its industry

The investment manager also looks at the forecasted earnings of a company considered for investment to determine if the company has the potential for above-average growth.

The Portfolio will generally sell a stock when the investment manager believes that the company or industry fundamentals have deteriorated or the company's catalyst for growth is already reflected in the stock's price (i.e., the stock is fully valued).

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in preferred stocks, securities convertible into common stocks, common stock rights or warrants, and debt securities if the investment manager believes they offer capital appreciation opportunities.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities. The Portfolio may borrow money from time to time to purchase securities.

The Fund's Board of Directors may change the parameters by which "medium-sized companies" are defined if it concludes that such a change is appropriate.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. The Portfolio may, however, invest more heavily in certain industries which the investment manager believes offer good investment opportunities. If an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

Foreign securities or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

SELIGMAN CAPITAL PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  CLASS 1 ANNUAL TOTAL RETURNS - CALENDAR YEARS

[Figures below represent chart in printed piece]

1990      -3.18%
1991      59.05%
1992       6.80%
1993      11.65%
1994      -4.59%
1995      27.17%
1996      14.51%
1997      21.31%
1998      22.19%
1999      53.33%


           Best quarter return: 44.77% - quarter ended 12/31/99.
           Worst quarter return: -23.55% - quarter ended 9/30/90.

--------------------------------------------------------------------------------
           CLASS I AVERAGE ANNUAL TOTAL RETURNS - YEARS ENDED 12/31/99

                                        ONE             FIVE            TEN
                                        YEAR            YEARS          YEARS
                                       -------         -------        -------
Seligman Capital Portfolio              53.33%          27.04%         19.21%
Russell Midcap Growth Index             51.29           28.03          18.95
Lipper Mid Cap Funds Average            36.29           23.35          17.35

The Lipper Mid Cap Funds Average and the Russell Midcap Growth Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Mid Cap Funds Average does not reflect sales charges and the Russell Midcap GrowthIndex does not reflect fees and sales charges.
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

The Portfolio is managed by Ms. Marion S. Schultheis, co-head of Seligman's Global Growth Team. Ms. Schultheis joined Seligman in May 1998 as a Managing Director. She is a Vice President of the Fund and has been Portfolio Manager of the Portfolio since May 1998. Prior to joining Seligman, Ms. Schultheis was a Managing Director at Chancellor LGT from October 1997 to May 1998. Prior thereto, she was Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 to October 1997. Ms. Schultheis also manages the Large-Cap Growth Portfolio and co-manages the Global Growth Portfolio of the Fund; and she manages Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. and co-manages Seligman Global Growth Fund, a series of Seligman Global Fund Series, Inc.

SELIGMAN CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVES

The Portfolio's objectives are to preserve capital and to maximize liquidity and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objectives:

The Portfolio invests in US dollar-denominated high-quality money market instruments. Such instruments include obligations of the US Treasury, its agencies or instrumentalities, obligations of domestic and foreign banks (such as certificates of deposit and fixed time deposits), commercial paper and short-term corporate debt securities, and repurchase agreements with respect to these types of instruments.

The Portfolio will invest only in US dollar-denominated securities having a remaining maturity of 13 months (397) days or less and will maintain a US dollar-weighted average portfolio maturity of 90 days or less.

In seeking to maintain a constant net asset value of $1.00, the Portfolio will limit its investments to securities that, in accordance with guidelines approved by the Fund's Board of Directors, present minimal credit risk. Accordingly, the Portfolio will only purchase US Government securities or securities rated in one of the two highest rating categories assigned to short-term debt securities by at least two nationally recognized statistical rating organizations (such as Moody's Investors Service (Moody's) or Standard & Poor's Ratings Services (S&P), or if not so rated, determined to be of comparable quality).

Determination of quality is made at the time of investment, in accordance with procedures approved by the Fund's Board of Directors. The investment manager continuously monitors the quality of the Portfolio's investments. If the quality of an investment declines, the Portfolio may, in certain limited circumstances, continue to hold it.

Currently, the Portfolio invests only in US Government securities and in securities that are rated in the top category by Moody's and S&P. However, the Portfolio is permitted to invest up to 5% of its assets in securities rated in the second rating category by two rating organizations. The Fund may not invest more than the greater of 1% of its total assets or $1,000,000 in any one security in the second rating category.

PRINCIPAL RISKS

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Yield and total return of the Portfolio will fluctuate with fluctuations in the yields of the securities held by the Portfolio. In periods of declining interest rates, the yields of the securities held by the Portfolio will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yields of securities held by the Portfolio will tend to be lower than market rates. Additionally, when interest rates are falling, the inflow of new money to the Portfolio from sales of its shares will likely be invested in securities producing lower yields than the balance of the Portfolio's assets, reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite may be true.

Repurchase agreements in which the Portfolio invests could involve certain risks in the event of the default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in the value of the underlying securities and loss of interest.

Investments in foreign banks and foreign branches of US banks involve certain risks not generally associated with investments in USbanks. While US banks and US branches of foreign banks are required to maintain certain reserve and are subject to other regulations, these requirements and regulations may not apply to foreign banks or foreign branches of US banks. Investments in foreign banks or foreign branches may also be subject to other risks, including political or economic developments, the seizure or nationalization of foreign deposits and the establishments of exchange controls or other restrictions.

SELIGMAN CASH MANAGEMENT PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends were reinvested.

                  CLASS 1 ANNUAL TOTAL RETURNS - CALENDAR YEARS

[Figures below represent chart in printed piece]

1990       7.79%
1991       5.70%
1992       3.53%
1993       3.00%
1994       4.03%
1995       5.60%
1996       5.43%
1997       5.52%
1998       5.42%
1999       5.07%


               Best quarter return: 1.93% - quarter ended 6/30/90. Worst quarter return: 0.72% - quarter ended 6/30/93.

--------------------------------------------------------------------------------
           CLASS I AVERAGE ANNUAL TOTAL RETURNS - YEARS ENDED 12/31/99

                           ONE              FIVE               TEN
                          YEAR              YEARS             YEARS
                         -------           -------           -------
                          5.07%             5.40%             5.10%
--------------------------------------------------------------------------------

         The Portfolio's 7-day yield as of December 31, 1999 was 5.28%.

SELIGMAN COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVES

The Portfolio's objectives are to produce favorable, but not the highest, current income and long-term growth of both income and capital value, without exposing capital to undue risk.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objectives:

Generally, the Portfolio invests a majority of its assets in common stocks, broadly diversified among a number of industries. The Portfolio usually invests in the common stock of larger US companies; however, it may invest in companies of any size. While common stocks have for many years been the predominant type of security owned by the Portfolio, substantial portions of the Portfolio's assets have been held, and may be held, in cash and fixed-income securities.

The Portfolio uses a bottom-up stock selection approach. This means the investment manager concentrates on individual company fundamentals, rather than on a particular industry. The Portfolio seeks to purchase strong, well-managed companies that have the potential for solid earnings growth and dividend increases.

The investment manager generally looks to identify companies that have attractive dividend yields and that typically display relatively low valuations based on one or more of the following measures: price-to-earnings, price-to-cash flow, price-to-sales, and price-to-book value. The investment manager then uses in-depth research into each company that meets its preliminary criteria to identify those companies that it believes possess a catalyst for earnings acceleration (i.e., a reason to expect a growth in earnings).

The Portfolio generally sells a stock if the investment manager believes one or more of the following:

         o The stock is over valued or fully valued
         o Its dividend yield is not competitive compared to the yields offered by other securities in its industry
         o Its earnings are disappointing or the catalyst for earnings acceleration no longer exists
         o The company's underlying fundamentals have deteriorated
         o There are more attractive investment opportunities

The Portfolio may purchase American Depositary Receipts (ADRs), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. The Portfolio may, however, invest more heavily in certain industries believed to offer good investment opportunities. If an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Stocks of large US companies, like those in which the Portfolio generally invests, have experienced an extended period of strong performance. However, if investor sentiment changes, the value of large company stocks may decline. This could have an adverse effect on the Portfolio's performance.

Foreign securities or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

SELIGMAN COMMON STOCK PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  CLASS 1 ANNUAL TOTAL RETURNS - CALENDAR YEARS

[Figures below represent chart in printed piece]

1990      -3.15%
1991      33.16%
1992      12.14%
1993      11.94%
1994       0.04%
1995      27.28%
1996      20.08%
1997      21.31%
1998      24.16%
1999      13.15%


              Best quarter return: 19.11% - quarter ended 12/31/98. Worst quarter return: -17.65% - quarter ended 9/30/90.


           CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - YEARS ENDED 12/31/99

--------------------------------------------------------------------------------
                                                ONE        FIVE         TEN
                                               YEAR        YEARS       YEARS
                                              -------     -------     -------
Seligman Common Stock Portfolio                13.15%      21.10%      15.48%
S&P 500 Index                                  21.04       28.55       18.21
Lipper Growth and Income Funds Average         13.15       21.56       14.75

The Lipper Growth and Income Funds Average excludes the effect of sales charges that may be incurred in connection with purchases or sales. The S&P 500 Index is an unmanaged benchmark that assumes investment of dividends and excludes the effect of fees and sales charges.
--------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

The Portfolio is managed by the Seligman Growth and Income Team, headed by Mr. Charles C. Smith, Jr. Mr. Smith, a Managing Director of Seligman, is a Vice President of the Fund and has been Portfolio Manager of thePortfolio since December 1991. Mr. Smith joined Seligman in 1985 as Vice President, Investment Officer. He became Senior Vice President, Senior Investment Officer in 1992, and Managing Director in January 1994. Mr. Smith also manages the Income Portfolio of the Fund; and he manages Seligman Common Stock Fund, Inc., Seligman Income Fund, Inc., and Tri-Continental Corporation.

Mr. Rodney D. Collins, Senior Vice President, Investment Officer of Seligman since January 1999, co-manages the Portfolio. Mr. Collins joined Seligman in 1992 as an Investment Associate, and was named a Vice President, Investment Officer in January 1995. Mr. Collins also co-manages the Income Portfolio of the Fund; and he co-manages Seligman Common Stock Fund, Inc., Seligman Income Fund, Inc., and Tri-Continental Corporation.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's objective is capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio invests at least 80% of its net assets, exclusive of government securities, short-term notes, and cash and cash equivalents, in securities of companies operating in the communications, information and related industries. The Portfolio generally invests at least 65% of its total assets in securities of companies engaged in these industries. The Portfolio may invest in companies of any size.

The Portfolio may invest in securities of large companies that now are well established in the world communications and information market and can be expected to grow with the market. The Portfolio may also invest in small-to-medium size companies that the investment manager believes provide opportunities to benefit from the rapidly changing technologies and the expansion of the communications, information and related industries.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager uses extensive in-depth research into specific companies in the communications, information and related industries to find those companies that it believes offer the greatest prospects for future growth. In selecting individual securities, the investment manager looks for companies that it believes display or are expected to display:

         o Robust growth prospects
         o High profit margins or return on capital
         o Attractive valuation relative to expected earnings or cash flow
         o Quality management
         o Unique competitive advantages

The Portfolio generally sells a stock if the investment manager believes its target price is reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in securities convertible into or exchangeable for common stocks, in rights and warrants to purchase common stocks, and in debt securities or preferred stocks believed to provide opportunities for capital gain.

The Portfolio may purchase American Depositary Receipts (ADRs), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio concentrates its investments in companies in the communications, information and related industries. Therefore, the Portfolio may be susceptible to factors affecting these industries and the Portfolio's net asset value may fluctuate more than a fund that invests in a wider range of industries. In addition, the rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.

Stocks of companies in the technology sector, like those in which the Portfolio may invest, have recently experienced a period of strong performance. However, if investor sentiment changes, the value of technology stocks may decline. There can be no assurances that the Portfolio will continue consistently to achieve, by investing in initial public offerings or otherwise, substantially similar performance that the Portfolio had previously experienced.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Illiquid securities, foreign securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

The Portfolio may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  CLASS 1 ANNUAL TOTAL RETURNS - CALENDAR YEARS

[Figures below represent chart in printed piece]

1995      38.55%
1996       8.81%
1997      22.22%
1998      36.49%
1999      85.81%


              Best quarter return: 45.09% - quarter ended 12/31/99. Worst quarter return: -16.81% - quarter ended 9/30/98.


---------------------------------------------------------------------------------------------------
          CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/99

                                                        ONE          FIVE         SINCE INCEPTION
                                                       YEAR          YEARS           10/11/94
                                                      -------       -------       ---------------
Seligman Communications and Information Portfolio      85.81%        36.12%            35.44%
S&P 500 Index                                          21.04         28.55             27.02(1)
Lipper Science & Technology Funds Average             137.64         48.31             47.15(1)

The Lipper Science & Technology Funds Average is an average of 57 science and technology funds and excludes the effect of the sales charges that may be incurred in connection with purchases or sales. The S&P 500 Index is an unmanaged index that assumes investment of dividends and excludes the effect of fees and sales charges.

(1)From September 30, 1994.
----------------------------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

The Portfolio is managed by Seligman's Technology Group, headed by Mr. Paul H. Wick. Mr. Wick, a Director and Managing Director of Seligman, is Vice President of the Fund and has been Portfolio Manager of the Portfolio since its inception. Mr. Wick has been a Managing Director of Seligman since January 1995 and a Director of Seligman since November 1997. Mr. Wick also co-manages the Global Technology Portfolio of the Fund. Mr. Wick has been a Vice President and Portfolio Manager of Seligman Communications and Information Fund, Inc. since January 1990 and December 1989, respectively. Mr. Wick is a Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. He is also a Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Seligman Global Technology Fund.

SELIGMAN FRONTIER PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's objective is growth of capital. Income may be considered but is incidental to the Portfolio's investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 65% of its total assets in the common stock of small US companies. Companies are selected for their growth prospects. The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular market sector. The Portfolio maintains a disciplined investment process that focuses on downside risks as well as upside potential. In selecting investments, the investment manager looks to identify companies that typically display one or more of the following:

         o Positive operating cash flows
         o Management ownership
         o A unique competitive advantage
         o Historically high returns on capital

--------------------------------------------------------------------------------
SMALL COMPANIES:

COMPANIES WITH MARKET CAPITALIZATIONS, AT THE TIME OF PURCHASE BY THE PORTFOLIO, OF $1.25 BILLION OR LESS.
--------------------------------------------------------------------------------

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate.

Although the Portfolio generally concentrates its investments in common stocks, it may invest up to 35% of its assets in preferred stocks, securities convertible into common stocks, and stock purchase warrants if the investment manager believes they offer capital growth opportunities. The Portfolio may also invest in American Depositary Receipts (ADRs), which are publicly-traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in USdollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio and may lend portfolio securities. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Fund's Board of Directors may change the definition of "small companies" if it concludes that such a change is appropriate.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Small company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Small companies tend to have shorter operating histories, and may have less experienced management. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. The Portfolio may, however, invest more heavily in certain industries that the investment manager believes offer good investment opportunities. If an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

The Portfolio may also be negatively affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

SELIGMAN FRONTIER PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  CLASS 1 ANNUAL TOTAL RETURNS - CALENDAR YEARS

[Figures below represent chart in printed piece]

1995      33.28%
1996      23.93%
1997      16.33%
1998      -1.46%
1999      16.59%


              Best quarter return: 28.95% - quarter ended 12/31/99. Worst quarter return: -23.61% - quarter ended 9/30/98.


--------------------------------------------------------------------------------
          CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/99

                                        ONE         FIVE        SINCE INCEPTION
                                       YEAR         YEARS          10/11/94
                                      -------      -------      ---------------
Seligman Frontier Portfolio           16.59%        17.16%           17.63%
Russell 2000 Index                    21.26         16.69            15.42(1)
Russell 2000 Growth Index             43.09         18.99            17.84(1)
Lipper Small Cap Funds Average        30.04         20.22            19.08(1)

The Lipper Small Cap Funds Average, the Russell 2000 Growth Index, and the Russell 2000 Index are unmanaged benchmarks that assume investment of all dividends. The Lipper Small Cap Funds Average does not reflect sales charges, and the Russell 2000 Growth Index and the Russell 2000 Index do not reflect fees and sales charges.

(1) From September 30, 1994.
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

The Portfolio is managed by the Seligman Global Small Company Growth Team, headed by Mr. Mark J. Cunneen. Mr. Cunneen joined Seligman on March 1, 2000 as a Managing Director. Prior to joining Seligman, Mr. Cunneen had been Senior Vice President - Head of Small Cap Group at Alliance Capital Management since January 1999. Prior thereto, he was with Chancellor Capital Management and its successor firms as Managing Director and Head of the Small Cap Group from December 1992 to March 1997. (Chancellor Capital Management was acquired by LGT Asset Management in October 1996, which was acquired by Invesco in May 1998.) Mr. Cunneen also co-manages the Seligman Global Smaller Companies Portfolio of the Fund; and he manages Seligman Frontier Fund, Inc. and co-manages Seligman Global Smaller Companies Fund, a series of Seligman Global Fund Series, Inc.

SELIGMAN GLOBAL GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio invests primarily in equity securities of non-US and US growth companies that have the potential to benefit from global economic or social trends. The Portfolio may invest in companies of any size, domiciled in any country. Typically, the Portfolio will invest in several countries in different geographic regions.

The Portfolio uses an investment style that combines macro analysis of global trends with in-depth research of individual companies. This means that the investment manager analyzes the rapidly changing world to identify investment themes that it believes will have the greatest impact on global markets, and uses in-depth research to identify attractive companies around the world. The Portfolio focuses on the following macro trends:

         o Economic liberalization and the flow of capital through global trade and investment
         o Globalization of the world's economy
         o The expansion of technology as an increasingly important influence on society
         o Increased awareness of the importance of protecting the environment
         o The increase in life expectancy leading to changes in consumer demographics and a greater need for healthcare, personal security, and leisure

In selecting individual securities, the investment manager looks to identify companies that it believes display one or more of the following:

         o Attractive pricing relative to earnings forecasts or other valuation criteria (e.g., return on equity)
         o Quality management and equity ownership by executives
         o A unique competitive advantage (e.g., market share, proprietary products)
         o Market liquidity
         o Potential for improvement in overall operations

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate. The Portfolio may also sell a stock if the investment manager believes that a shifting in global trends may negatively affect a company's outlook.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 25% of its assets in preferred stock and investment grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

SELIGMAN GLOBAL GROWTH PORTFOLIO

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions. There can be no assurance that the Portfolio's foreign investments will present less risk than a portfolio of solely US securities.

The Portfolio seeks to limit the risk of investing in foreign securities by diversifying its investments among different countries, as well as among different regions. Diversification reduces the effect events in any one country will have on the Portfolio's entire investment portfolio. However, a decline in the value of the Portfolio's investments in one country may offset potential gains from investments in another country.

If global trends do not develop as the investment manager expects, the Portfolio's performance could be negatively affected.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Options or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

SELIGMAN GLOBAL GROWTH PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  CLASS 1 ANNUAL TOTAL RETURNS - CALENDAR YEARS

[Figures below represent chart in printed piece]

1997      12.57%
1998      21.60%
1999      52.49%


              Best quarter return: 29.72% - quarter ended 12/31/99. Worst quarter return: -14.29% - quarter ended 9/30/98.

--------------------------------------------------------------------------------
          CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/99

                                                   ONE         SINCE INCEPTION
                                                  YEAR             5/1/96
                                                 -------     -------------------
Seligman Global Growth Portfolio                 52.49%            21.95%
MSCI World Index                                 25.34             19.86(1)
Lipper Global Funds Average                      34.52             18.93(1)

The Lipper Global Funds Average and the Morgan Stanley Capital International World Index (MSCI World Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average excludes the effect of sales charges and the MSCI World Index excludes the effect of fees and sales charges.

(1) From April 30, 1996.
--------------------------------------------------------------------------------

SELIGMAN GLOBAL GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT

The Portfolio is managed by Seligman's Global Growth Team. The Global Growth Team is co-headed by Ms. Marion S. Schultheis and Mr. Jack P. Chang.

Ms. Schultheis joined Seligman in May 1998 as a Managing Director. She is a Vice President of the Fund and has been Co-Portfolio Manager of the Portfolio since May 1998. Prior to joining Seligman, Ms. Schultheis was a Managing Director at Chancellor LGT from October 1997 to May 1998 and Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 to October 1997. Ms. Schultheis also manages the Capital Portfolio and the Large-Cap Growth Portfolio of the Fund; and she manages Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. Ms. Schultheis is also a Vice President of Seligman Global Fund Series, Inc. and co-manages its Seligman Global Growth Fund.

Mr. Chang joined Seligman on September 20, 1999 as a Managing Director. He is a Vice President of the Fund. Prior to joining Seligman, Mr. Chang was a Senior Vice President and Portfolio Manager at Putnam Investment Management since 1997. Prior thereto, he was a Portfolio Manager with Columbia Management Company from 1993 to 1997, and a Senior Analyst and Portfolio Manager with Scudder, Stevens & Clark from 1989 to 1993. Mr. Chang also manages the International Growth Portfolioof the Fund. Mr. Chang is also a Vice President of Seligman Global Fund Series, Inc. and manages its Seligman International Growth Fund and co-manages its Seligman Global Growth Fund.

Prior to March 31, 2000, Henderson Investment Management Limited (HIML) served as a subadviser to the Portfolio. HIML, established in 1984, is a wholly owned subsidiary of Henderson plc, a United Kingdom corporation. For the year ended December 31, 1999, Seligman paid HIML a fee for its services in respect of the Portfolio based on the assets under HIML's supervision. This fee did not affect the fees paid by the Portfolio.

SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

--------------------------------------------------------------------------------
SMALLER COMPANIES:

COMPANIES WITH MARKET CAPITALIZATION, AT THE TIME OF PURCHASE BY THE PORTFOLIO, EQUIVALENT TO US $1 BILLION OR LESS.
--------------------------------------------------------------------------------

The Portfolio generally invests at least 65% of its assets in equity securities of smaller US and non-US companies.

The Portfolio may invest in companies domiciled in any country, although it typically invests in developed countries. The Portfolio will generally invest in several countries in different geographic regions.

The Portfolio uses an investment style that combines macro analysis with research into individual company attractiveness. This means that the investment managers look to identify countries that they believe offer good investment opportunities, and use extensive in-depth research to identify attractive smaller companies around the world. The investment managers look at the following factors when making country allocation decisions:

         o Relative economic growth potential of the various economies and securities markets
         o Political, financial, and social conditions influencing investment opportunities
         o Investor sentiment
         o Prevailing interest rates and expected levels of inflation
         o Market prices relative to historic averages

In selecting individual securities, the investment managers look to identify companies that they believe display one or more of the following:

         o Attractive pricing relative to earnings forecasts or other valuation criteria (e.g., return on equity)
         o Quality management and equity ownership by executives
         o A unique competitive advantage (e.g., market share, proprietary products)
         o Market liquidity
         o Potential for improvement in overall operations

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate. The Portfolio anticipates that it will continue to hold securities of companies that grow or expand so long as those investments continue to offer prospects of long-term growth. The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 25% of its assets in preferred stock and investment grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers. Additionally, the Portfolio may invest up to 35% of its assets in companies with market capitalization of over $1 billion.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

The Fund's Board of Directors may change the definition of "smaller companies" if it concludes that such a change is appropriate.

SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

Small company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Small companies tend to have shorter operating histories, and may have less experienced management. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser known companies.

The Portfolio may be negatively affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Options or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. The Portfolio may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  CLASS 1 ANNUAL TOTAL RETURNS - CALENDAR YEARS

[Figures below represent chart in printed piece]

1995      17.38%
1996      18.66%
1997       3.43%
1998       6.58%
1999      28.34%

              Best quarter return: 20.22% - quarter ended 12/31/99. Worst quarter return: -16.71% - quarter ended 9/30/98.

--------------------------------------------------------------------------------
          CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/99

                                                ONE      FIVE    SINCE INCEPTION
                                               YEAR      YEARS      10/11/94
                                              -------   -------  ---------------
Seligman Global Smaller Companies Portfolio    28.34%    14.53%       14.62%
Salomon Smith Barney EM Index World            22.38     13.04        11.78(1)
Lipper Global Small Cap Funds Average          45.23     15.67        14.08(1)

The Lipper Global Small Cap Funds Average and the Salomon Smith Barney Extended Market Index World (Salomon Smith Barney EM Index World) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Small Cap Funds Average excludes the effect of sales charges, and the Salomon Smith Barney EM Index World excludes the effect of fees and sales charges.

(1) From September 30, 1994.
--------------------------------------------------------------------------------

SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO

PORTFOLIO MANAGEMENT

The Portfolio is co-managed by the Seligman Global Small Company Growth Team and Henderson Investment Management Limited (HIML), subadviser to the Portfolio.

The Seligman Global Small Company Growth Team is headed by Mr. Mark J. Cunneen. Mr. cunneen joined Seligman on March 1, 2000 as a Managing Director. Prior to joining Seligman, Mr. Cunneen had been Senior Vice President - Head of Small Cap Group at Alliance Capital Management since January 1999. Prior thereto, he was with Chancellor Capital Management and its successor firms as Managing Director and Head of the Small Cap Group from March 1997 to January 1999, and as a portfolio manager in the Small Cap Group from December 1992 to March 1997. (Chancellor Capital Management was acquired by LGT Asset Management in October 1996, which was acquired by Invesco in May 1998.) Mr. Cunneen also manages the Frontier Portfolio of the Fund; and he manages Seligman Frontier Fund, Inc. and co-manages SeligmanGlobal Smaller Companies Fund, a series of Seligman Global Fund Series, Inc.

Mr. Iain C. Clark, Chief Investment Officer of HIML, is a Vice President of the Fund and has been Co-Portfolio Manager of the Portfolio since its inception. Mr. Clark has been a Director and Senior Portfolio Manager of Henderson plc and Director of Henderson International, Ltd. since 1985. He has been Secretary, Treasurer and Vice President of Henderson International, Inc. since 1991. Mr. Clark co-manages Seligman Global Smaller Companies Fund, a series of Seligman Global Fund Series, Inc.

Mr. Cunneen and Mr. Clark have responsibility for directing the domestic and international investments, respectively, of the Portfolio.


THE PORTFOLIO SUBADVISER

The Portfolio subadviser is HIML, 3 Finsbury Avenue, London EC2M 2PA. HIML, established in 1984, is a wholly owned subsidiary of Henderson plc, a United Kingdom corporation. Henderson plc is a subsidiary of AMP Limited, an Australian life insurance and financial services company. HIML provides investment advice, research and assistance with respect to the non-US investments of the Portfolio.

Seligman pays HIML a fee for its services in respect of the Portfolio based on the assets under HIML's supervision. This fee does not affect the fees paid by the Portfolio.

Prior to July 1, 1998, Seligman Henderson Co. served as a subadviser to the Portfolio. Seligman Henderson Co. was founded in 1991 as a general partnership between Seligman and Henderson International, Inc., a wholly owned subsidiary of Henderson plc.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 65% of its assets in equity securities of US and non-US companies with business operations in technology and technology-related industries.

The Portfolio may invest in companies domiciled in any country. The Portfolio generally invests in several countries in different geographic regions.

The Portfolio may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Portfolio. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for companies of small-to-medium size, and the Portfolio may invest in these companies as well.

---------------------------------
TECHNOLOGY:
THE USE OF SCIENCE TO CREATE NEW
PRODUCTS AND SERVICES. THE INDUSTRY
COMPRISES INFORMATION TECHNOLOGY AND
COMMUNICATIONS, AS WELL AS MEDICAL,
ENVIRONMENTAL AND BIOTECHNOLOGY.
---------------------------------

The investment manager seeks to identify those technology companies that it believes have the greatest prospects for future growth, no matter what their country of origin. The Portfolio combines in-depth research into individual companies with macro analysis. The investment manager looks for attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the investment manager looks for companies it believes display one or more of the following:

         o Robust growth prospects
         o High profit margins
         o Attractive valuation relative to earnings forecasts or other valuation criteria (e.g., return on equity)
         o Quality management and equity ownership by executives
         o Unique competitive advantages (e.g., market share, proprietary products)
         o Potential for improvement in overall operations

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 25% of its assets in preferred stock and investment grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

Stocks of companies in the technology sector, like those in which the Portfolio may invest, have recently experienced a period of strong performance. However, if investor sentiment changes, the value of technology stocks may decline. There can be no assurances that the Portfolio will continue consistently to achieve, by investing in initial public offerings or otherwise, substantially similar performance that the Portfolio had previously experienced.

The Portfolio may be susceptible to factors affecting technology and technology-related industries and the Portfolio's net asset value may fluctuate more than a portfolio that invests in a wider range of portfolio securities. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets, and financial or managerial resources. These risks may be heightened for technology companies in foreign markets.

The Portfolio seeks to limit risk by diversifying its investments among different sectors within the technology industry, as well as among different countries. Diversification reduces the effect the performance of any one sector or events in any one country will have on the Portfolio's entire investment portfolio. However, a decline in the value of one of the Portfolio's investments may offset potential gains from other investments.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Options or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  CLASS 1 ANNUAL TOTAL RETURNS - CALENDAR YEARS

             [Table below represents bar chart in its printed piece]

                           1997     1998         1999
                           ----     ----         ----
                          19.53%    36.80%      118.80%

              Best quarter return: 56.85% - quarter ended 12/31/99.
             Worst quarter return: -15.54% - quarter ended 9/30/98.


--------------------------------------------------------------------------------
          CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/99

                                           ONE         SINCE INCEPTION
                                           YEAR             5/1/96
                                          -------     -----------------
Seligman Global Technology Portfolio       118.80%          43.07%
MSCI World Index                            25.34           19.86(1)
Lipper Global Funds Average                 34.52           18.93(1)
Lipper Science & Technology Funds Average  137.64           50.04(1)

The Lipper Global Funds Average, the Lipper Science & Technology Funds Average, and the Morgan Stanley Capital International World Index (MSCI World Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average and the Lipper Science & Technology Funds Average exclude the effect of sales charges and the MSCI World Index excludes the effect of fees and sales charges.

(1) From April 30, 1996.
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

The Portfolio is managed by Seligman's Technology Group, headed by Mr. Paul H. Wick. Mr. Wick, a Managing Director of Seligman, is a Vice President of the Fund and has been Co-Portfolio Manager of the Portfolio since its inception. Mr. Wick has been a Managing Director of Seligman since January 1995 and a Director of Seligman since November 1997. Mr. Wick also manages the Communications and Information Portfolio of the Fund. Mr. Wick has been a Vice President and Portfolio Manager of Seligman Communications and Information Fund, Inc. since January 1990 and December 1989, respectively. Mr. Wick is a Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. He is also a Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Seligman Global Technology Fund.

Mr. Steven A. Werber, a Vice President of the Fund, is Co-Portfolio Manager of the Portfolio. Mr. Werber joined Seligman on January 10, 2000 as a Senior Vice President. Prior to joining Seligman, Mr. Werber was an Analyst and Portfolio Manager at Fidelity Investments International since 1996. Prior thereto, he was an Associate at Goldman Sachs International from 1992 to 1996. Mr. Werber is also a Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Seligman Global Technology Fund.

Prior to March 31, 2000, Henderson Investment Management Limited (HIML) served as a subadviser to the Portfolio. HIML, established in 1984, is a wholly owned subsidiary of Henderson plc, a United Kingdom corporation. For the year ended December 31, 1999, Seligman paid HIML a fee for its services in respect of the Portfolio based on the assets under HIML's supervision. This fee did not affect the fees paid by the Portfolio.

SELIGMAN HIGH-YIELD BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's objective is to produce maximum current income.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio has a fundamental policy that requires that, except for temporary defensive purposes, it invest at least 80% of the value of its total assets in high-yielding, income-producing corporate bonds.

The Portfolio invests in a diversified range of high-yield, high-risk, medium and lower quality corporate bonds and notes. Generally, bonds and notes providing the highest yield are unrated or carry lower ratings (Baa or lower by Moody's Investors Service, or BBB or lower by Standard & Poor's Ratings Services). The Portfolio may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 (Rule 144A Securities).

The Portfolio uses a bottom-up security selection process. This means the investment manager concentrates first on individual company fundamentals, before industry considerations. The investment manager then looks at the particular bond characteristics of the securities considered for purchase. In selecting individual securities, the investment manager looks to identify companies that it believes display one or more of the following:

         o Strong operating cash flow and margins
         o Improving financial ratios (i.e., creditworthiness)
         o Leadership in market share or other competitive advantage
         o Superior management o Attractive relative pricing

The Portfolio will generally sell a security if the investment manager believes that the company displays deteriorating cash flows, an ineffective management team, or an unattractive relative valuation.

The Portfolio may invest up to 20% of its total assets in a range of high-yield, medium and lower quality corporate notes; short-term money market instruments, including certificates of deposit of FDIC member banks having total assets of more than $1 billion; bankers' acceptances and interest-bearing savings or time deposits of such banks; prime commercial paper; securities issued, guaranteed, or insured by the US Government, its agencies or instrumentalities; and other income-producing cash items, including repurchase agreements.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). Rule 144A Securities deemed to be liquid by the investment manager are not included in this limitation. The Portfolio may invest up to 10% of its total assets in debt securities of foreign issuers. In accordance with its objective of producing maximum current income, the Portfolio may invest up to 10% of its total assets in preferred stock, including non-investment-grade preferred stock. While the Portfolio favors cash-paying bonds over deferred pay securities, it may invest in "zero-coupon" bonds (interest payments accrue until maturity) and "pay-in-kind" bonds (interest payments are made in additional bonds).

SELIGMAN HIGH-YIELD BOND PORTFOLIO

PRINCIPAL RISKS

The Portfolio's net asset value, yield and total return will fluctuate with fluctuations in the yield and market value of the individual securities held by the Portfolio. The types of securities in which the Portfolio invests are generally subject to higher volatility in yield and market value than securities of higher quality. Factors that may affect the performance of the securities held by the Portfolio are discussed below.

Higher-yielding, higher-risk, medium and lower quality corporate bonds and notes, like the securities in which the Portfolio invests, are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

An economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of the Portfolio's bonds and notes will be affected, like all fixed-income securities, by market conditions relating to changes in prevailing interest rates. However, the value of lower rated or unrated corporate bonds and notes is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated corporate bonds and notes may decline in market value due to investors' heightened concerns and perceptions over credit quality.

Lower-rated and unrated corporate bonds and notes are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher rated securities. Under adverse market or economic conditions, the secondary market for these bonds and notes could contract further, causing the Portfolio difficulties in valuing and selling its securities.

Foreign securities or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

"Zero-coupon" and "pay-in-kind" securities may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the Portfolio will result in corresponding fluctuations and volatility in the net asset value of the shares of the Portfolio. Additionally, because they do not pay current income, they will detract from the Portfolio's objective of producing maximum current income.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Portfolio's expenses.

SELIGMAN HIGH-YIELD BOND PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  CLASS 1 ANNUAL TOTAL RETURNS - CALENDAR YEARS

             [Table below represents bar chart in its printed piece]

                           1996     1997      1998      1999
                           ----     ----      ----      ----
                          14.62%   15.09%    1.02%     -0.75%

               Best quarter return: 6.28% - quarter ended 6/30/97.
              Worst quarter return: -2.94% - quarter ended 9/30/99.

--------------------------------------------------------------------------------
          CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/99

                                                    ONE        SINCE INCEPTION
                                                    YEAR           5/1/95
                                                   -------    ------------------
Seligman High-Yield Bond Portfolio                  -0.75%          7.80%
Merrill Lynch High Yield Master Index                1.57           8.42 (1)
Lipper High Current Yield Funds Average              4.50           8.56 (1)

The Lipper High Current Yield Funds Average and the Merrill Lynch High Yield Master Index are unmanaged benchmarks that assume investment of dividends and exclude the effect of fees or sales charges. (1) From April 30, 1995.
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

The Portfolio is managed by the Seligman High-Yield Team, headed by Mr. Daniel
J. Charleston. Mr. Charleston, a Managing Director of Seligman, is a Vice President of the Fund and has been Portfolio Manager of the Portfolio since its inception. Mr. Charleston joined Seligman in 1987 as an Assistant Portfolio Manager and became a Managing Director in January 1996. Mr. Charleston also manages Seligman High-Yield Bond Series, a series of Seligman High Income Fund Series.

SELIGMAN INCOME PORTFOLIO

INVESTMENT OBJECTIVES

The Portfolio's objectives are high current income consistent with what is believed to be prudent risk of capital and the possibility of improvement in income over time.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objectives:

The Portfolio invests at least 80% of its assets in income-producing securities. The Portfolio has a fundamental policy that, at all times, it must invest at least 25% of the value of its gross assets in cash, bonds and/or preferred stocks.

Subject to these requirements, the Portfolio may invest in many different types of securities. Income-producing securities in which the Portfolio may invest include money market instruments, fixed-income securities (such as notes, bonds, debentures, and preferred stock), US Government securities, collateralized mortgage obligations, senior securities convertible into common stocks, common stocks, and American Depositary Receipts (ADRs). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent securities of foreign issuers. Securities are carefully selected in light of the Portfolio's investment objectives are are diversified among many different types of securities and market sectors.

The Portfolio allocates its assets between equity securities and fixed-income securities. If equity valuations become excessive, then the Portfolio will invest more of its assets in fixed-income securities.

Equity securities are chosen for purchase by the Portfolio using a bottom-up stock selection approach. This means the investment manager concentrates on individual company fundamentals, rather than on a particular industry. The Portfolio maintains a disciplined investment process that focuses on downside risk as well as upside potential. The Portfolio seeks to purchase strong, well-managed companies, generally large US companies, which have the potential for solid earnings growth and dividend increases. The investment manager looks to identify companies that it believes offer attractive dividend yields relative to the market and, typically, that display relatively low valuations.

Fixed-income securities are chosen for purchase by the Portfolio using a method that combines macro analysis of the fixed-income with fundamental research into individual securities, customized by market sector. This means that the investment manager considers the trends in the fixed-income market and evaluates the long-term trends in interest rates, and then selects individual securities for the Portfolio based on its evaluation of each security's particular characteristics (for example, duration, yield, quality, relative value) and total return opportunities.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities.

SELIGMAN INCOME PORTFOLIO

PRINCIPAL RISKS

A significant portion of the Portfolio's assets is generally invested in common stocks. Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net assets value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

While the Portfolio maintains exposure to varied industry sectors over the longer term, it may invest more heavily in certain industries believed to offer good investment opportunities. To the extent that an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

Stocks of large US companies, like those in which the Portfolio may invest, have experienced an extended period of strong performance. However, if investor sentiment changes, the value of large company stocks may decline. This could have an adverse effect on the Portfolio's yield, net asset value, and total return.

The portion of the Portfolio's assets that are invested in fixed-income securities will be subject to interest rate risk and credit risk, as discussed below.

Changes in market interest rates will affect the value of the fixed-income securities held by the Portfolio. In general, the market value of fixed-income securities moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates fall. Long-term securities are generally more sensitive to changes in interest rates, and, therefore, subject to a greater degree of market price volatility. Changes in the value of the fixed-income securities held by the Portfolio may affect the Portfolio's net asset value. The extent to which the Portfolio is affected will depend on the percentage of the Portfolio's assets that is invested in fixed-income securities and the duration of the securities held.

A fixed-income security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a security would be unable to make interest and principal payments. To the extent the Portfolio holds securities that are downgraded, or default on payment, its performance could be negatively affected.

Fixed-income securities, like those in which the Portfolio invests, are traded principally by dealers in the over-the-counter market. The Portfolio's ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

SELIGMAN INCOME PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of the any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  CLASS 1 ANNUAL TOTAL RETURNS - CALENDAR YEARS

            [Table below represents bar chart in its printed piece]

1990     1991     1992      1993    1994     1995     1996    1997     1998    1999
----     ----     ----      ----    ----     ----     ----    ----     ----    ----
                                                              C>

-6.10%  30.89%   15.72%    12.37%   -5.96%   17.98%   6.66%   14.02%   7.76%   2.87%

               Best quarter return: 11.26% - quarter ended 3/31/91.
              Worst quarter return: -9.94% - quarter ended 9/30/90.

--------------------------------------------------------------------------------
           CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - YEARS ENDED 12/31/99

                                                 ONE         FIVE         TEN
                                                 YEAR        YEARS       YEARS
                                                -------     -------     -------
Seligman Income Portfolio                        2.87%        9.72%       9.10%
S&P 500 Index                                   21.04        28.55       18.21
Lehman Brothers Aggregate Bond Index            -0.82         7.73        7.70
Lipper Income Funds Average                      4.99        12.62       10.24

The Lipper Income Funds Average, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged benchmarks that assume investment of dividends. The Lipper Income Funds Average excludes the effect of sales charges. The S&P 500 Index and the Lehman Brothers AggregateB ond Index exclude the effect of fees and sales charges.
--------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT

The Portfolio is managed by the Seligman Growth and Income Team, headed by Mr. Charles C. Smith, Jr. Mr. Smith, a Managing Director of Seligman, is a Vice President of the Fund and has been Portfolio Manager of the Portfolio since December 1991. Mr. Smith joined Seligman in 1985 as Vice President, Investment Officer. He became Senior Vice President, Senior Investment Officer in 1992, and Managing Director in January 1994. Mr. Smith also manages the Common Stock Portfolio of the Fund; and he manages Seligman Common Stock Fund, Inc., Seligman Income Fund, Inc., and Tri-Continental Corporation.

Mr. Rodney D. Collins, Senior Vice President, Investment Officer of Seligman since January 1999, co-manages the Portfolio. Mr. Collins joined Seligman in 1992 as an Investment Associate, and was named a Vice-President, Investment Officer in January 1995. Mr. Collins also co-manages the Common Stock Portfolio of the Fund; and he co-manages Seligman Common Stock Fund, Inc., Seligman Income Fund, Inc., and Tri-Continental Corporation.

SELIGMAN INTERNATIONAL GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio invests primarily in equity securities of non-US companies. The Portfolio may invest in companies domiciled in any country; however, it typically will not invest in the US or Canada. It generally invests in several countries in different geographic regions.

While the Portfolio may invest in companies of any size, it generally invests in medium to large-sized companies in the principal international markets. It may also invest in companies with lower market capitalization or in smaller regional or emerging markets.

The Portfolio uses a top-down investment style when choosing securities to purchase. This means the investment manager concentrates first on regional and country allocations, then on industry sectors, followed by fundamental analysis of individual companies. The Portfolio's investments are allocated among geographic regions or countries based on such factors as:

         o Relative economic growth potential of the various economies and securities markets
         o Political, financial, and social conditions influencing investment opportunities
         o Investor sentiment
         o Prevailing interest rates and expected levels of inflation
         o Market prices relative to historic averages

In selecting individual securities, the investment manager looks to identify companies that it believes display one or more of the following:

         o Attractive pricing relative to earnings forecasts or other valuation criteria (e.g., return on equity)
         o Quality management and equity ownership by executives
         o A unique competitive advantage (e.g., market share, proprietary products)
         o Market liquidity
         o Potential for improvement in overall operations

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate. The Portfolio may also sell a stock if the investment manager believes that negative country or regional factors may affect a company's outlook.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 25% of its assets in preferred stock and investment grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

SELIGMAN INTERNATIONAL GROWTH PORTFOLIO

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions. There can be no assurance that the Portfolio's foreign investments will present less risk than a portfolio of solely US securities.

The Portfolio seeks to limit the risk of investing in foreign securities by diversifying its investments among different regions and countries. Diversification reduces the effect events in any one country will have on the Portfolio's entire investment portfolio. However, a decline in the value of the Portfolio's investments in one country may offset potential gains from investments in another country.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Options or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

SELIGMAN INTERNATIONAL GROWTH PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied year to year, as well as how its performance compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  CLASS 1 ANNUAL TOTAL RETURNS - CALENDAR YEARS


            [Table below represents bar chart in its printed piece]

1994     1995     1996    1997     1998    1999
----     ----     ----    ----     ----    ----
1.32%    11.34%   7.08%   8.35%    15.81%  26.64%

              Best quarter return: 17.81% - quarter ended 12/31/98.
             Worst quarter return: -16.76% - quarter ended 9/30/98.

--------------------------------------------------------------------------------
          CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/99

                                              ONE        FIVE    SINCE INCEPTION
                                              YEAR       YEARS       5/3/93
                                             -------    -------   --------------
Seligman International Growth Portfolio       26.64%    13.63%       12.53%
MSCI EAFE Index                               27.30     13.15        12.33(1)
Lipper International Funds Average            39.68     15.47        14.23(1)

The Morgan Stanley Capital International EAFE(Europe, Australasia, Far East) Index (MSCIEAFEIndex) and the Lipper International Funds Average are unmanaged benchmarks that assume reinvestment of dividends. The Lipper International Funds Average excludes the effect of sales charges and the MSCIEAFEIndex excludes the effect of fees and sales charges.

(1) From April 30, 1993.
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

The Portfolio is managed by Mr. Jack P. Chang, co-leader of Seligman's Global Growth Team.

Mr. Chang joined Seligman on September 20, 1999 as a Managing Director. He is a Vice President of the Fund. Prior to joining Seligman, Mr. Chang was a Senior Vice President and Portfolio Manager at Putnam Investment Management since 1997. Prior thereto, he was a Portfolio Manager with Columbia Management Company from 1993 to 1997, and a Senior Analyst and Portfolio Manager with Scudder, Stevens & Clark from 1989 to 1993. Mr. Chang also co-manages the Global Growth Portfolio of the Fund. Mr. Chang is also a Vice President of Seligman Global Fund Series, Inc. and manages its Seligman International Growth Fund and co-manages its Seligman Global Growth Fund.

Prior to March 31, 2000, Henderson Investment Management Limited (HIML) served as a subadviser to the Portfolio. HIML, established in 1984, is a wholly owned subsidiary of Henderson plc, a United Kingdom corporation. For the year ended December 31, 1999, Seligman paid HIML a fee for its services in respect of the Portfolio based on the assets under HIML's supervision. This fee did not affect the fees paid by the Portfolio.

SELIGMAN LARGE-CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's objective is longer-term growth in capital value.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

Generally, the Portfolio invests primarily in the common stock of large US companies, selected for their growth prospects. The investment manager chooses common stocks for the Portfolio using both quantitative and fundamental analysis. This means the investment manager first screens companies for past growth in sales and earnings, as well as a strong balance sheet. The investment manager favors a low ratio of debt to total capital. In selecting individual securities for investment, the investment manager then looks to identify large companies that it believes display one or more of the following:

         o Proven track record
         o Strong management
         o Multiple product lines
         o Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings) o Positive supply and demand outlook for its industry

---------------------------
LARGE COMPANIES
COMAPNIES WITH MARKET
CAPITALIZATION, AT THE TIME
OF PURCHASE BY THE
PORTFOLIO, OF $5 BILLION OR
MORE.
---------------------------

The investment manager also looks at the forecasted earnings of a company to determine if it has the potential for above-average growth.

The Portfolio will generally sell a stock when the investment manager believes that the company or industry fundamentals have deteriorated or the company's catalyst for growth is already reflected in the stock's price (i.e., the stock is fully valued).

Although the Portfolio generally concentrates its investments in common stocks, it may also invest in preferred stocks, securities convertible into common stocks, common stock rights or warrants, and debt securities if the investment manager believes they offer opportunities for growth in capital value.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The Portfolio generally does not invest a significant amount, if any, in illiquid or foreign securities.

The Fund's Board of Directors may change the parameters by which "large companies" are defined if it concludes such a change is appropriate.

SELIGMAN LARGE-CAP GROWTH PORTFOLIO

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. The Portfolio may, however, invest more heavily in certain industries believed to offer good investment opportunities. If an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected.

Foreign securities or illiquid securities in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio's expenses.

PAST PERFORMANCE

The Portfolio commenced operations on May 1, 1999 and has not completed a full calendar year's performance. Therefore, no performance information is provided for the Portfolio.

PORTFOLIO MANAGEMENT

The Portfolio is managed by Ms. Marion S. Schultheis, co-head of Seligman's Global Growth Team. Ms. Schultheis joined Seligman in May 1998 as a Managing Director. She is a Vice President of the Fund and has been Portfolio Manager of the Portfolio since its inception. Prior to joining Seligman, Ms. Schultheis was a Managing Director at Chancellor LGT from October 1997 to May 1998 and Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 to October 1997. Ms. Schultheis also manages the Capital Portfolio and co-manages the Global Growth Portfolio of the Fund; and she manages Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. and co-manages Seligman Global Growth Fund, a series of Seligman Global Fund Series, Inc.

SELIGMAN LARGE-CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 65% of its total assets in the common stocks of "value" companies with large market capitalization ($2 billion or more) at the time of purchase by the Portfolio.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display one or more of the following:

         o  A low price-to-earnings and/or low price-to-book ratio
         o  Positive change in senior management
         o  Positive corporate restructuring
         o  Temporary setback in price due to factors that no longer exist

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests and continually monitors portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

----------------------------------------
VALUE COMPANIES:
THOSE COMPANIES BELIEVED BY THE
INVESTMENT MANAGER TO BE
UNDERVALUED, EITHER HISTORICALLY, BY THE
MARKET, OR BY THEIR PEERS.
----------------------------------------


The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

The Portfolio invests primarily in equity-related securities of domestic issuers. These securities may include common stock, preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts (ADRs). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Fund's Board of Directors may change the parameters by which large market capitalization is defined if it concludes such a change is appropriate.

SELIGMAN LARGE-CAP VALUE PORTFOLIO

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio's performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. However, the Portfolio may invest more heavily in certain industries believed to offer good investment opportunities. If an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

SELIGMAN LARGE-CAP VALUE PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares over the periods compares to three widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total return presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                   CLASS 1 ANNUAL TOTAL RETURN - CALENDAR YEAR

            [Table below represents bar chart in its printed piece]

                                      1999
                                      ----
                                      -2.76%

               Best quarter return: 10.38% - quarter ended 6/30/99.
              Worst quarter return: -14.99% - quarter ended 9/30/99.


--------------------------------------------------------------------------------
          CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/99

                                                  ONE         SINCE INCEPTION
                                                  YEAR             5/1/98
                                                 -------     ------------------
Seligman Large-Cap Value Portfolio               -2.76%            -1.82%
S&P 500 Index                                    21.04             19.77(1)
Russell 1000 Value Index                          7.35              6.12(1)
Russell 1000 Index                               20.91             19.20(1)

The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), the Russell 1000 Value Index and the Russell 1000 Index are unmanaged benchmarks that assume the reinvestment of dividends and exclude the effect of fees and sales charges.

In the future, the Portfolio will no longer be compared to the Russell 1000 Index, as it measures the performance of 1,000 widely held large capitalization stocks. Instead, the Portfolio will be compared to the Russell 1000 Value Index, which the investment manager believes is a more appropriate benchmark because it measures the performance of large-cap value stocks, and the Portfolio invests primarily in these types of stocks. Therefore, the Portfolio will continue to be compared to the Russell 1000 Value Index and the S&P 500 Index.

(1) From April 30, 1998.
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

The Portfolio is managed by the Seligman Value Team, headed by Mr. Neil T. Eigen. Mr. Eigen joined Seligman in January 1998 as a Managing Director. He is a Vice President of the Fund and has been Portfolio Manager of the Portfolio since its inception. Prior to joining Seligman, Mr. Eigen was Senior Managing Director, Chief Investment Officer and Director of Equity Investing at Bear Stearns Asset Management. Mr. Eigen also manages the Seligman Small-Cap Value Portfolio of the Fund; and he manages Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund, the two series of Seligman Value Fund Series, Inc.

Mr. Richard S. Rosen co-manages the Portfolio. Mr. Rosen joined Seligman in January 1998 as a Senior Vice President, Investment Officer. Prior to joining Seligman, Mr. Rosen was a Managing Director and Portfolio Manager at Bear Stearns Asset Management. Mr. Rosen also co-manages the Seligman Small-Cap Value Portfolio of the Fund; and he co-manages Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund, the two series of Seligman Value Fund Series, Inc.

SELIGMAN SMALL-CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio's objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio uses the following principal strategies to seek its objective:

The Portfolio generally invests at least 65% of its total assets in the common stocks of "value" companies with small market capitalization (up to $1 billion) at the time of purchase by the Portfolio. The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display one or more of the following:

         o A low price-to-earnings and/or low price-to-book ratio
         o Positive change in senior management
         o Positive corporate restructuring
         o Temporary setback in price due to factors that no longer exist

----------------------------------------

VALUE COMPANIES:
THOSE COMPANIES BELIEVED BY THE
INVESTMENT MANAGER TO BE
UNDERVALUED, EITHER HISTORICALLY, BY THE
MARKET, OR BY THEIR PEERS.

----------------------------------------

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests and continually monitors portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

The Portfolio invests primarily in equity-related securities of domestic issuers. These securities may include common stock, preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts (ADRs). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Fund's Board of Directors may change the parameters by which small market capitalization is defined if it concludes such a change is appropriate.

SELIGMAN SMALL-CAP VALUE PORTFOLIO

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Small companies tend to have shorter operating histories, and may have less experienced management. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies.

The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio's performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. However, the Portfolio may invest more heavily in certain industries that the investment manager believes offer good investment opportunities. If an industry in which the Portfolio is invested falls out of favor, the Portfolio's performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities. The Portfolio's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Portfolio's investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

SELIGMAN SMALL-CAP VALUE PORTFOLIO

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares over the periods compares to two widely-used measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total return presented in the bar chart and average annual total returns presented in the table do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                   CLASS 1 ANNUAL TOTAL RETURN - CALENDAR YEAR

           [Table below represents bar chart in its printed piece]

                                      1999
                                      ----
                                      35.26%


               Best quarter return: 34.49% - quarter ended6/30/99.
              Worst quarter return: -11.44% - quarter ended9/30/99.

--------------------------------------------------------------------------------
          CLASS 1 AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/99

                                                    ONE         SINCE INCEPTION
                                                   YEAR             5/1/98
                                                  -------      -----------------
Seligman Small-Cap Value Portfolio                 35.26%             7.18%
Russell 2000 Value Index                           -1.49             -9.48(1)
Lipper Small-Cap Funds Average                     30.04              9.41(1)


The Russell 2000 Value Index and the Lipper Small-Cap Funds Average are unmanaged benchmarks that assume the reinvestment of dividends and exclude the effect of fees and sales charges.

(1) From April 30, 1998.
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

The Portfolio is managed by the Seligman Value Team, headed by Mr. Neil T. Eigen. Mr. Eigen joined Seligman in January 1998 as a Managing Director. He is a Vice President of the Fund and has been Portfolio Manager of the Portfolio since its inception. Prior to joining Seligman, Mr. Eigen was Senior Managing Director, Chief Investment Officer and Director of Equity Investing at Bear Stearns Asset Management. Mr. Eigen also manages the Seligman Large-Cap Value Portfolio of the Fund; and he manages Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund, the two series of Seligman Value Fund Series, Inc.

Mr. Richard S. Rosen co-manages the Portfolio. Mr. Rosen joined Seligman in January 1998 as a Senior Vice President, Investment Officer. Prior to joining Seligman, Mr. Rosen was a Managing Director and Portfolio Manager at Bear Stearns Asset Management. Mr. Rosen also co-manages the Seligman Large-Cap Value Portfolio of the Fund; and he co-manages Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund, the two series of Seligman Value Fund Series, Inc.

MANAGEMENT OF THE FUND

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman provides investment management services for each of the Fund's Portfolios, including making purchases and sales of securities for the Portfolios, consistent with each Portfolio's investment objectives and strategies, and administers each Portfolio's business and other affairs.

Established in 1864, Seligman currently serves as manager to 20 US registered investment companies, which offer more than 50 investment portfolios with approximately $30 billion in assets as of March 31, 2000. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2000 of approximately $12 billion.

Each Portfolio pays Seligman a management fee for its services, equal to a percentage of the Portfolio's average daily net assets, as follows:

                                                                                          MANAGEMENT FEE RATE
                                                             MANAGEMENT FEE RATE               PAID FOR
                                                              AS A % OF AVERAGE              PERIOD ENDED
                                                              DAILY NET ASSETS             DECEMBER 31, 1999
                                                              ----------------             -----------------
Seligman Bond Portfolio                                             .40%                         .40%
Seligman Capital Portfolio                                          .40%                         .40%
Seligman Cash Management Portfolio                                  .40%                         --*
Seligman Common Stock Portfolio                                     .40%                         .40%
Seligman Communications and Information Portfolio                   .75%                         .75%
Seligman Frontier Portfolio                                         .75%                         .75%

Seligman Global Growth Portfolio                         1.00% on first $1 billion;              1.00%
                                                          .95% on next $1 billion;
                                                               .90% thereafter

Seligman Global Smaller Companies Portfolio              1.00% on first $1 billion;              1.00%
                                                          .95% on next $1 billion;
                                                               .90% thereafter

Seligman Global Technology Portfolio                     1.00% on first $2 billion;              1.00%
                                                          .95% on next $2 billion;
                                                               .90% thereafter

Seligman High-Yield Bond Portfolio                                  .50%                         .50%
Seligman Income Portfolio                                           .40%                         .40%

Seligman International Growth Portfolio                  1.00% on first $1 billion;              1.00%
                                                          .95% on next $1 billion;
                                                               .90% thereafter

Seligman Large-Cap Growth Portfolio                       .70% on first $1 billion;              .70%
                                                          .65% on next $1 billion;
                                                               .60% thereafter

Seligman Large-Cap Value Portfolio                       .80% on first $500 million;             .80%
                                                         .70% on next $500 million;
                                                               .60% thereafter

Seligman Small-Cap Value Portfolio                      1.00% on first $500 million;             1.00%
                                                         .90% on next $500 million;
                                                               .80% thereafter

* Seligman voluntarily waived its management fee for the Seligman Cash Management Portfolio. There is no assurance that Seligman will continue this practice in the future.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

When you buy or sell shares, you do so at the applicable Portfolio's net asset value (NAV) next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), it will be executed at the applicable Portfolio's NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the applicable Portfolio's NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the applicable Portfolio is computed each day, Monday through Friday, on days that the NYSE is open for trading. Securities owned by the applicable Portfolio are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

HOW TO PURCHASE AND SELL SHARES

Shares of the Fund's Portfolios are offered only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the applicable Portfolios in accordance with allocation instructions received from the owners of the Contracts. Such allocations rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of any Portfolio.

An Account may sell all or any portion of the applicable Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission (SEC) determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of the applicable Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the applicable Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends and capital gain distributions from each Portfolio other than Seligman Cash Management Portfolio will be declared and paid annually and will be reinvested in additional shares, at NAV, of the Portfolio. Dividends from Seligman Cash Management Portfolio will be declared daily and reinvested in additional shares, at NAV, of the Portfolio. It is not expected that shares of Seligman Cash Management Portfolio will realize capital gains.

TAXES

Further information regarding the tax consequences of an investment in the Fund is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

FINANCIAL HIGHLIGHTS

The tables below describe each Portfolio's performance for the period of the Portfolio's operations. It is intended to help you understand the financial performance of each Portfolio's Class 1 shares. Certain information reflects financial results for a single share of the Portfolio that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the applicable Portfolio. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. Ernst & Young llp, independent auditors, have audited this information. Their report, along with each Portfolio's financial statements, is included in the Fund's annual report, which is available upon request.

SELIGMAN BOND PORTFOLIO

                                                                    YEAR ENDED DECEMBER 31,
                                               -----------------------------------------------------------------
                                                1999          1998            1997           1996          1995
                                                ----          ----            ----           ----          ----
PER SHARE DATA:*
Net asset value, beginning of year ..........  $10.38         $10.24          $9.89         $10.44         $9.27
                                               ------         ------         ------         ------         -----
Income from investment operations:
  Net investment income (loss) ..............    0.64           0.59           0.54           0.56          0.61
  Net gains or losses on securities (both
  realized and unrealized) ..................   (1.10)          0.25           0.35          (0.55)         1.17
                                               ------         ------         ------         ------         -----
Total from investment operations ............   (0.46)          0.84           0.89           0.01          1.78
                                               ------         ------         ------         ------         -----
Less distributions:
  Dividends from net
  investment income .........................   (0.65)         (0.59)         (0.54)         (0.56)        (0.61)
  Distributions from capital gains ..........      --          (0.11)            --             --            --
                                               ------         ------         ------         ------         -----
Total distributions .........................   (0.65)         (0.70)         (0.54)         (0.56)        (0.61)
                                               ------         ------         ------         ------         -----
Net asset value, end of year ................   $9.27         $10.38         $10.24          $9.89        $10.44
                                               ======         ======         ======         ======         =====
TOTAL RETURN:                                  (4.48%)         8.20%          8.98%          0.09%        19.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ......  $4,947         $7,320         $7,232         $5,015        $4,497
Ratio of expenses to average net assets .....   0.60%          0.60%          0.60%          0.60%         0.60%
Ratio of net income (loss) to average
  net assets ................................   5.56%          5.58%          6.22%          5.97%         6.22%
Portfolio turnover rate .....................  64.22%         73.31%        170.12%        199.74%       114.42%
Without management fee waiver:**
  Ratio of expenses to average net assets ...   0.71%          0.82%          0.83%          0.79%         0.99%
  Ratio of net income to average net assets .   5.45%          5.36%          5.99%          5.78%         5.83%

--------------
  * Per share amounts are calculated based on average shares outstanding.
 ** Seligman, at its discretion, reimbursed expenses and/or waived management fees for the periods presented. There is no assurance that Seligman will continue this policy in the future.

SELIGMAN CAPITAL PORTFOLIO

                                                                       YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------------
                                                   1999          1998            1997           1996          1995
                                                   -----          -----          -----          -----         -----
PER SHARE DATA:*
Net asset value, beginning of year ............   $20.81         $18.10         $16.01         $14.91        $12.70
                                                  ------         ------         ------         ------        ------
Income from investment operations:
  Net investment income(loss) .................     0.01           0.04           0.03           0.04          0.05
  Net gains or losses on securities (both
  realized and unrealized) ....................    10.21           3.89           3.35           2.12          3.39
                                                  ------         ------         ------         ------        ------
Total from investment operations ..............    10.22           3.93           3.38           2.16          3.44
                                                  ------         ------         ------         ------        ------
Less distributions:
  Dividends (from net
  investment income) ..........................    (0.01)         (0.04)         (0.03)         (0.04)        (0.05)
  Distributions from capital gains ............    (7.12)         (1.18)         (1.26)         (1.02)        (1.18)
                                                  ------         ------         ------         ------        ------
Total distributions ...........................    (7.13)         (1.22)         (1.29)         (1.06)        (1.23)
                                                  ------         ------         ------         ------        ------
Net asset value, end of year ..................   $23.90         $20.81         $18.10         $16.01        $14.91
                                                  ======         ======         ======         ======        ======
TOTAL RETURN:                                     53.33%         22.19%         21.31%         14.51%        27.17%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands) ........  $27,586        $24,141        $20,400        $14,313        $9,294
Ratio of expenses to average net assets .......    0.59%          0.60%          0.60%          0.59%         0.60%
Ratio of net income (loss) to average
  net assets ..................................    0.03%          0.19%          0.16%          0.29%         0.32%
Portfolio turnover rate .......................  172.88%        130.86%         93.97%         88.78%       122.20%
Without management fee waiver:**
  Ratio of expenses to average net assets .....                                  0.62%                        0.71%
  Ratio of net income to average net assets ...                                  0.14%                        0.21%


SELIGMAN CASH MANAGEMENT PORTFOLIO


                                                                       YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------------
                                                   1999          1998            1997           1996          1995
                                                   -----          -----          -----          -----         -----
PER SHARE DATA:*
Net asset value, beginning of year ............   $1.000         $1.000         $1.000         $1.000        $1.000
                                                  ------         ------         ------         ------        ------
Income from investment operations:
  Net investment income (loss) ................    0.050          0.053          0.054          0.053         0.055
                                                  ------         ------         ------         ------        ------
Total from investment operations ..............    0.050          0.053          0.054          0.053         0.055
                                                  ------         ------         ------         ------        ------
Less distributions:
  Dividends from net
  investment income ...........................   (0.050)        (0.053)        (0.054)        (0.053)       (0.055)
                                                  ------         ------         ------         ------        ------
Total distributions ...........................   (0.050)        (0.053)        (0.054)        (0.053)       (0.055)
                                                  ------         ------         ------         ------        ------
Net asset value, end of year ..................   $1.000         $1.000         $1.000         $1.000        $1.000
                                                  ======         ======         ======         ======        ======
TOTAL RETURN:                                      5.07%          5.42%          5.52%          5.43%         5.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ........  $17,611        $10,520         $8,635         $9,755        $7,800
Ratio of expenses to average net assets .......       --             --             --             --            --
Ratio of net income (loss)to average
  net assets ..................................    4.99%          5.30%          5.39%          5.30%         5.48%
Without management fee waiver and
  expense reimbursement:**
  Ratio of expenses to average net assets .....    0.65%          0.67%          0.79%          0.63%         0.87%
  Ratio of net income to average net assets ...    4.34%          4.63%          4.60%          4.67%         4.61%

---------------
  * Per share amounts are calculated based on average shares outstanding.
 ** Seligman, at its discretion, reimbursed expenses and/or waived management fees for the periods presented. There is no assurance that Seligman will continue this policy in the future.

SELIGMAN COMMON STOCK PORTFOLIO


                                                                       YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------------
                                                   1999          1998            1997           1996          1995
                                                   -----          -----          -----          -----         -----
PER SHARE DATA:*
Net asset value, beginning of year ............   $18.63         $16.28         $15.92         $15.44        $13.78
                                                  ------         ------         ------         ------        ------
Income from investment operations:
  Net investment income (loss) ................     0.32           0.29           0.33           0.34          0.35
  Net gains or losses on securities (both
  realized and unrealized) ....................     2.03           3.61           3.01           2.79          3.40
                                                  ------         ------         ------         ------        ------
Total from investment operations ..............     2.35           3.90           3.34           3.13          3.75
                                                  ------         ------         ------         ------        ------
Less distributions:
  Dividends from net
  investment income ...........................    (0.32)         (0.31)         (0.32)         (0.34)        (0.35)
  Distributions from capital gains ............    (4.05)         (1.24)         (2.66)         (2.31)        (1.74)
                                                  ------         ------         ------         ------        ------
Total distributions ...........................    (4.37)         (1.55)         (2.98)         (2.65)        (2.09)
                                                  ------         ------         ------         ------        ------
Net asset value, end of year ..................   $16.61         $18.63         $16.28         $15.92        $15.44
                                                  ======         ======         ======         ======        ======
TOTAL RETURN:                                     13.15%         24.16%         21.31%         20.08%        27.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ........  $47,303        $62,588        $50,737        $37,168       $28,836
Ratio of expenses to average net assets .......    0.52%          0.52%          0.53%          0.53%         0.54%
Ratio of net income (loss) to average
  net assets ..................................    1.30%          1.61%          1.92%          1.99%         2.42%
Portfolio turnover rate .......................   38.11%         55.55%         80.13%         50.33%        55.48%


SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO


                                                                       YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------------
                                                   1999          1998            1997           1996          1995
                                                   -----          -----          -----          -----         -----
PER SHARE DATA:*

Net asset value, beginning of year ............   $17.14         $13.09         $14.69         $13.50        $10.44
                                                  ------         ------         ------         ------        ------
Income from investment operations:
  Net investment income (loss) ................    (0.10)         (0.08)         (0.08)         (0.04)        (0.13)
  Net gains or losses on securities (both
  realized and unrealized) ....................    14.36           4.81           3.13           1.23          4.15
                                                  ------         ------         ------         ------        ------
Total from investment operations ..............    14.26           4.73           3.05           1.19          4.02
                                                  ------         ------         ------         ------        ------
Less distributions:
  Distributions from capital gains ............    (4.70)         (0.68)         (4.65)            --         (0.96)
                                                  ------         ------         ------         ------        ------
Total distributions ...........................    (4.70)         (0.68)         (4.65)            --         (0.96)
                                                  ------         ------         ------         ------        ------
Net asset value, end of year ..................   $26.70         $17.14         $13.09         $14.69        $13.50
                                                  ======         ======         ======         ======        ======
TOTAL RETURN:                                     85.81%         36.49%         22.22%          8.81%        38.55%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ........ $213,961       $122,279        $87,633        $60,645       $38,442
Ratio of expenses to average net assets .......    0.86%          0.87%          0.87%          0.87%         0.95%
Ratio of net income (loss) to average
  net assets ..................................  (0.51)%        (0.56)%        (0.49)%        (0.32)%       (0.89)%
Portfolio turnover rate .......................  118.16%        132.57%        227.14%        167.20%        96.62%

----------
  * Per share amounts are calculated based on average shares outstanding.

SELIGMAN FRONTIER PORTFOLIO

                                                                        YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------------
                                                   1999          1998            1997           1996          1995
                                                   -----          -----          -----          -----         -----
PER SHARE DATA:*
Net asset value, beginning of year ............   $15.55         $15.78         $14.98         $13.56        $10.58
                                                  ------         ------         ------         ------        ------
Income from investment operations:
  Net investment income (loss) ................    (0.10)         (0.08)         (0.08)         (0.06)        (0.07)
  Net gains or losses on securities (both
  realized and unrealized) ....................     2.68          (0.15)          2.47           3.28          3.58
                                                  ------         ------         ------         ------        ------
Total from investment operations ..............     2.58          (0.23)          2.39           3.22          3.51
                                                  ------         ------         ------         ------        ------
Less distributions:
  Distributions from capital gains ............       --             --          (1.59)         (1.80)        (0.53)
                                                  ------         ------         ------         ------        ------
Total distributions ...........................       --             --          (1.59)         (1.80)        (0.53)
                                                  ------         ------         ------         ------        ------
Net asset value, end of year ..................   $18.13         $15.55         $15.78         $14.98        $13.56
                                                  ======         ======         ======         ======        ======
TOTAL RETURN:                                     16.59%        (1.46)%         16.33%         23.93%        33.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ........  $25,706        $39,148        $42,973        $31,672       $12,476
Ratio of expenses to average net assets .......    0.95%          0.92%          0.89%          0.92%         0.95%
Ratio of net income (loss) to average
  net assets ..................................  (0.68)%        (0.51)%        (0.49)%        (0.37)%       (0.55)%
Portfolio turnover rate .......................   57.93%        86.52%         101.68%        119.74%      106.48%
Without management fee waiver and
  expense reimbursement:**
  Ratio of expenses to average net assets .....    0.96%                                                     1.37%
  Ratio of net income (loss) to
    average net assets ........................  (0.69)%                                                    (0.97)%

SELIGMAN GLOBAL GROWTH PORTFOLIO

                                                            YEAR ENDED
                                                            DECEMBER 31,                      5/1/96
                                                  --- ---------------------------------         TO
                                                   1999          1998            1997         12/31/96
                                                   -----          -----          -----         ------
PER SHARE DATA:*
Net asset value, beginning of period ..........   $13.33         $11.03          $9.91         $10.00
                                                  ------         ------         ------         ------
Income from investment operations:
  Net investment income (loss) ................    (0.06)         (0.01)          0.01           0.01
  Net gains or losses on securities
  (both realized and unrealized) ..............     7.31           2.25           1.79           0.02
  Net gains or losses on foreign
    currency transactions
    (both realized and unrealized) ............    (0.44)          0.14          (0.56)         (0.11)
                                                  ------         ------         ------         ------
Total from investment operations ..............     6.81           2.38           1.24          (0.08)
                                                  ------         ------         ------         ------
Less distributions:
  Dividends (from net investment income) ......       --             --             --          (0.01)
  Distributions (from capital gains) ..........    (1.92)         (0.08)         (0.12)            --
                                                  ------         ------         ------         ------
Total distributions ...........................    (1.92)         (0.08)         (0.12)         (0.01)
                                                  ------         ------         ------         ------
Net asset value, end of period ................   $18.22         $13.33         $11.03         $ 9.91
                                                  ======         ======         ======         ======
TOTAL RETURN:                                     52.49%         21.60%         12.57%        (0.78)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ......  $11,889         $8,643         $5,449         $1,590
Ratio of expenses to average net assets .......    1.40%          1.40%          1.40%          1.40%
Ratio of net income (loss) to
  average net assets ..........................  (0.38)%        (0.06)%          0.01%          0.37%
Portfolio turnover rate .......................   69.18%         48.99%         77.85%         12.99%
Without management fee waiver
  and expense reimbursement:**
  Ratio of expenses to average net assets .....    1.45%          1.60%          2.11%          6.04%
  Ratio of net income (loss) to average
    net assets ................................  (0.43)%        (0.26)%        (0.70)%        (4.27)%

-----------------
  * Per share amounts are calculated based on average shares outstanding.

 ** Seligman and, with respect to Seligman Global Growth Portfolio, Seligman
    Henderson Co. (subadviser to the Portfolio until 6/30/98), at their discretion, reimbursed expenses and/or waived management fees for the periods presented. There is no assurance that Seligman will continue this policy in the future.
  + Commencement of operations.
 ++ Annualized.

SELIGMAN GLOBAL SMALLER COMPANIES PORTFOLIO


                                                                       YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------
                                                   1999          1998            1997           1996          1995
                                                   -----         ----            ----           ----         -----
PER SHARE DATA:*
Net asset value, beginning of year .............  $13.62         $12.98         $12.87         $11.67        $10.31
                                                  ------         ------         ------         ------        ------
Income from investment operations:
  Net investment income (loss) .................   (0.06)         (0.01)          0.02           0.02          0.05
  Net gains or losses on securities (both
  realized and unrealized) .....................    4.10           1.02           1.17           2.31          2.04
  Net gains or losses on
  foreign currency transactions
  (both realized and unrealized) ...............   (0.18)         (0.17)         (0.75)         (0.16)        (0.30)
                                                  ------         ------         ------         ------        ------
Total from investment operations ...............    3.86           0.84           0.44           2.17          1.79
                                                  ------         ------         ------         ------        ------
Less distributions:
  Dividends from net investment income .........      --             --          (0.02)         (0.02)        (0.05)
  Distributions from capital gains .............      --          (0.20)         (0.31)         (0.95)        (0.38)
                                                  ------         ------         ------         ------        ------
Total distributions ............................      --          (0.20)         (0.33)         (0.97)        (0.43)
                                                  ------         ------         ------         ------        ------
Net asset value, end of year ...................  $17.48         $13.62         $12.98         $12.87        $11.67
                                                  ======         ======         ======         ======        ======
TOTAL RETURN:                                     28.34%          6.58%          3.43%         18.66%        17.38%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands) ......... $19,569        $20,814        $20,505        $16,876        $4,837
Ratio of expenses to average net assets ........   1.40%          1.40%          1.40%          1.40%         1.39%
Ratio of net income (loss) to average
  net assets ................................... (0.46)%        (0.06)%          0.24%          0.23%         0.64%
Portfolio turnover rate ........................  46.75%         66.40%         64.81%         62.31%        55.65%
Without management fee waiver and
  expense reimbursement:**
  Ratio of expenses to average net assets ......   1.60%          1.50%          1.56%          1.90%         3.84%
  Ratio of net income (loss) to
   average net assets .......................... (0.66)%        (0.16)%        (0.08)%        (0.27)%       (1.81)%

-------------
 * Per share amounts are calculated based on average shares outstanding.

** Seligman and Seligman Henderson Co. (subadviser to the Portfolio until
   6/30/98), at their discretion, reimbursed expenses and/or waived management fees for the periods presented. There is no assurance that Seligman will continue this policy in the future.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO

                                                                              YEAR ENDED
                                                                              DECEMBER 31,                   5/1/96
                                                                -----------------------------------------      TO
                                                                  1999            1998           1997        12/31/96
                                                                  -----          -----          -----        ------
PER SHARE DATA:*
Net asset value, beginning of period .........................   $13.85         $10.59         $10.32        $10.00
                                                                 ------         ------         ------        ------
Income from investment operations:
  Net investment income (loss) ...............................    (0.09)         (0.05)          0.01            --
  Net gains or losses on securities
    (both realized and unrealized) ...........................    16.25           3.81           2.15          0.30
  Net gains or losses on foreign currency transactions
    (both realized and unrealized) ...........................    (0.04)          0.11          (0.19)         0.10
                                                                 ------         ------         ------        ------
Total from investment operations .............................    16.12           3.87           1.97          0.40
                                                                 ------         ------         ------        ------
Less distributions:
  Dividends from net investment income .......................       --             --          (0.01)           --
  Distributions from capital gains ...........................    (2.55)         (0.61)         (1.69)        (0.08)
                                                                 ------         ------         ------        ------
Total distributions ..........................................    (2.55)         (0.61)         (1.70)        (0.08)
                                                                 ------         ------         ------        ------
Net asset value, end of period ...............................   $27.42         $13.85         $10.59        $10.32
                                                                 ======         ======         ======        ======
TOTAL RETURN:                                                   118.80%         36.80%         19.53%         4.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .....................  $22,087         $6,130         $3,686        $1,364
Ratio of expenses to average net assets ......................    1.40%          1.40%          1.40%         1.40%
Ratio of net income (loss) to average net assets .............  (0.51)%        (0.43)%          0.12%         0.60%
Portfolio turnover rate ......................................  116.88%         82.27%        167.36%        45.04%
Without management fee waiver
  and expense reimbursement:**
  Ratio of expenses to average net assets ....................    1.41%          1.80%          2.10%         4.71%
  Ratio of net income (loss) to
    average net assets .......................................  (0.52)%        (0.83)%        (0.58)%       (2.71)%

------------------
   * Per share amounts are calculated based on average shares outstanding.
  ** Seligman and Seligman Henderson Co. (subadviser to the Portfolio until
    6/30/98), at their discretion, reimbursed expenses and/or waived management fees for the periods presented. There is no assurance that Seligman will continue this policy in the future.
  + Commencement of operations.
 ++ Annualized.

SELIGMAN HIGH-YIELD BOND PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,                     5/1/95
                                                  ---------------------------------------------------          TO
                                                   1999          1998            1997           1996        12/31/95
                                                   ----          ----            ----         ------        --------
PER SHARE DATA:*
Net asset value, beginning of period .........    $10.87         $11.87         $11.19         $10.50        $10.00
                                                 -------         ------         ------         ------        ------
Income from investment operations:
  Net investment income (loss) ...............      1.19           1.11           0.91           0.77          0.22
  Net gains or losses on securities (both
  realized and unrealized) ...................     (1.27)         (0.99)          0.78           0.77          0.52
                                                 -------         ------         ------         ------        ------
Total from investment operations .............     (0.08)          0.12           1.69           1.54          0.74
                                                 -------         ------         ------         ------        ------
Less distributions:
  Dividends from net
  investment income ..........................     (1.20)         (1.11)         (0.90)         (0.77)        (0.22)
  Distributions from capital gains ...........        --          (0.01)         (0.11)         (0.08)        (0.02)
                                                 -------         ------         ------         ------        ------
Total distributions ..........................     (1.20)         (1.12)         (1.01)         (0.85)        (0.24)
                                                 -------         ------         ------         ------        ------
Net asset value, end of period ...............     $9.59         $10.87         $11.87         $11.19        $10.50
                                                 =======         ======         ======         ======        ======
TOTAL RETURN:                                    (0.75)%          1.02%         15.09%         14.62%         7.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .....   $26,892        $32,253        $23,268        $11,176        $3,009
Ratio of expenses to average net assets ......     0.70%          0.70%          0.70%          0.70%         0.70%
Ratio of net income (loss) to average
  net assets .................................    10.33%          9.60%          9.61%          9.77%         7.46%
Portfolio turnover rate ......................    57.05%         43.13%         74.54%        117.01%        67.55%
Without management fee waiver and
  expense reimbursement:**
  Ratio of expenses to average net assets ....     0.77%          0.74%          0.79%          0.88%         4.38%
  Ratio of net income (loss) to
  average net assets .........................    10.26%          9.56%          9.52%          9.59%         3.78%

SELIGMAN INCOME PORTFOLIO

                                                                        YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------------------------
                                                   1999          1998            1997           1996          1995
                                                   ----          ----            ----         ------        --------
PER SHARE DATA:*

Net asset value, beginning of year ...........    $11.01         $10.80         $10.52         $10.56         $9.97
                                                 -------         ------         ------         ------        ------
Income from investment operations:
  Net investment income (loss) ...............      0.53           0.45           0.56           0.58          0.60
  Net gains or losses on securities (both
  realized and unrealized) ...................     (0.23)          0.38           0.91           0.13          1.19
                                                 -------         ------         ------         ------        ------
Total from investment operations .............      0.30           0.83           1.47           0.71          1.79
                                                 -------         ------         ------         ------        ------
Less distributions:
  Dividends from net
  investment income ..........................     (0.52)         (0.46)         (0.55)         (0.58)        (0.60)
  Distributions from capital gains ...........     (0.88)         (0.16)         (0.64)         (0.17)        (0.60)
                                                 -------         ------         ------         ------        ------
Total distributions ..........................     (1.40)         (0.62)         (1.19)         (0.75)        (1.20)
                                                 -------         ------         ------         ------        ------
Net asset value, end of year .................     $9.91         $11.01         $10.80         $10.52        $10.56
                                                 =======         ======         ======         ======        ======
TOTAL RETURN:                                      2.87%          7.76%         14.02%          6.66%        17.98%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands) .......    $8,595        $14,582        $13,835        $13,717       $12,619
Ratio of expenses to average net assets ......     0.60%          0.60%          0.60%          0.59%         0.60%
Ratio of net income (loss) to average
  net assets .................................     3.62%          3.94%          4.71%          5.37%         5.55%
Portfolio turnover rate ......................    75.08%         70.45%         96.99%         19.59%        51.22%
Without management fee waiver and expense
  reimbursement.**
Ratio of expenses to average net assets ......     0.72%          0.61%          0.63%                        0.62%
Ratio of net income to average net assets ....     3.50%          3.93%          4.68%                        5.53%

---------------
  * Per share amounts are calculated based on average shares outstanding.
 ** Seligman, at its discretion, reimbursed expenses and/or waived management fees for the periods presented. There is no assurance that Seligman will continue this policy in the future.
  + Commencement of operations.
 ++ Annualized.

SELIGMAN INTERNATIONAL GROWTH PORTFOLIO

                                                                        YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------------
                                                   1999          1998            1997          1996         1995
                                                   ----          ----            ----          -----        -----
PER SHARE DATA:*
Net asset value, beginning of year .............  $15.37         $13.54         $12.96         $12.39        $11.34
                                                 -------         ------         ------         ------        ------
Income from investment operations:

  Net investment income (loss) .................    0.05           0.08           0.03           0.07          0.15
  Net gains or losses on securities (both
  realized and unrealized) .....................    4.59           1.90           2.11           1.13          0.90
  Net gains or losses on
  foreign currency transactions
  (both realized and unrealized) ...............   (0.73)          0.16          (1.06)         (0.32)         0.24
                                                 -------         ------         ------         ------        ------
Total from investment operations ...............    3.91           2.14           1.08           0.88          1.29
                                                 -------         ------         ------         ------        ------
Less distributions:
  Dividends from net investment income .........      --          (0.15)         (0.03)         (0.07)        (0.15)
  Distributions from capital gains .............   (2.65)         (0.16)         (0.47)         (0.24)        (0.09)
                                                 -------         ------         ------         ------        ------
Total distributions ............................   (2.65)         (0.31)         (0.50)         (0.31)        (0.24)
                                                 -------         ------         ------         ------        ------
Net asset value, end of year ...................  $16.63         $15.37         $13.54         $12.96        $12.39
                                                 =======         ======         ======         ======        ======
TOTAL RETURN:                                     26.64%         15.81%          8.35%          7.08%        11.34%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in thousands) ......... $10,248         $9,893         $9,182         $7,242        $4,183
Ratio of expenses to average net assets ........   1.39%          1.40%          1.40%          1.40%         1.35%
Ratio of net income (loss) to average
  net assets ...................................   0.33%          0.52%          0.43%          0.70%         1.01%
Portfolio turnover rate ........................  79.17%         75.81%         89.43%         48.53%        41.40%
Without management fee waiver and
  expenses reimbursement:**
  Ratio of expenses to average net assets ......   1.66%          1.78%          2.07%          2.30%         3.40%
  Ratio of net income (loss) to
    average net assets .........................   0.06%          0.14%        (0.24)%        (0.20)%       (1.04)%

SELIGMAN LARGE-CAP GROWTH PORTFOLIO

                                                  5/1/99
                                                    TO
                                                 12/31/99
                                                 --------
PER SHARE DATA:*
Net asset value, beginning of period ..........   $10.00
                                                  ------
Income from investment operations:
  Net investment income (loss) ................       --
  Net gains or losses on securities (both
  realized and unrealized) ....................     2.16
                                                  ------
Total from investment operations ..............     2.16
                                                  ------
Less distributions:
  Dividends from net investment income ........       --
  Distributions from capital gains ............       --
                                                  ------
Total distributions ...........................       --
                                                  ------
Net asset value, end of period ................   $12.16
                                                  ======
TOTAL RETURN:                                     21.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ......   $3,668
Ratio of expenses to average net assets .......  0.70%++
Ratio of net income (loss) to average
  net assets ..................................(0.03)%++
Portfolio turnover rate .......................   56.69%
Without management fee waiver and expense
  reimbursement:**
  Ratio of expenses to average net assets .....  1.52%++
   Ratio of net income (loss) to
    average net assets ........................ (0.85)++

--------------
o Per share amounts are calculated based on average shares outstanding.

oo Seligman, and, with respect to Seligman International Growth Portfolio, Seligman Henderson Co. (subadvisor to that Portfolio until 6/30/98), at their discretion, reimbursed expenses and/or waived management fees for the period presented. There is no assurance that Seligman will continue this policy in the future.
 + Commencement of operations.
++ Anualized.

SELIGMAN LARGE-CAP VALUE PORTFOLIO

                                                 YEAR ENDED    5/1/98
                                                DECEMBER 31,     TO
                                                   1999        12/31/98
                                                -----------    -------
PER SHARE DATA:*
Net asset value, beginning of period ...........   $9.66         $10.00
                                                 -------        -------
Income from investment operations:
  Net investment income (loss) .................    0.10           0.04
  Net gains or losses on securities (both
  realized and unrealized) .....................   (0.37)         (0.07)
                                                 -------        -------
Total from investment operations ...............   (0.27)         (0.03)
                                                 -------        -------
Less distributions:
  Dividends from net
  investment income ............................   (0.11)         (0.04)
  Distributions from capital gains .............      --          (0.27)
                                                 -------        -------
Total distributions ............................   (0.11)         (0.31)
                                                 -------        -------
Net asset value, end of period .................   $9.28         $ 9.66
                                                 =======        =======
TOTAL RETURN:                                    (2.76)%        (0.26)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .......  $5,758         $3,845
Ratio of expenses to average net assets ........   0.80%          0.80%++
Ratio of net income (loss) to average
  net assets ...................................   1.18%          1.11%++
Portfolio turnover rate ........................  28.01%         65.82%
Without management fee waiver and
  expense reimbursement:**
  Ratio of expenses to average net assets ......   1.13%          2.24%++
  Ratio of net income (loss) to
    average net assets. . ......................   0.85%        (0.33)%++



SELIGMAN SMALL-CAP VALUE PORTFOLIO

                                                 YEAR ENDED    5/1/98
                                                DECEMBER 31,     TO
                                                   1999        12/31/98
                                                -----------    -------
PER SHARE DATA:*
Net asset value, beginning of period ...........   $7.31         $10.00
                                                 -------        -------
Income from investment operations:
  Net investment income (loss) .................   (0.03)        (0.02)
  Net gains or losses on securities (both
  realized and unrealized) .....................    2.49         (1.73)
                                                 -------        -------
Total from investment operations ...............    2.46         (1.75)
                                                 -------        -------
Less distributions:
  Distributions from capital gains .............   (1.69)        (0.94)
                                                 -------        -------
Total distributions ............................   (1.69)        (0.94)
                                                 -------        -------
Net asset value, end of period .................   $8.08         $ 7.31
                                                 =======        =======
TOTAL RETURN:                                     35.26%       (17.00)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands) .......  $4,403         $2,469
Ratio of expenses to average net assets ........   1.00%          1.00%++
Ratio of net income (loss) to average
  net assets ................................... (0.27)%        (0.34)%++
Portfolio turnover rate ........................  90.51%         73.87%
Without management fee waiver and
  expense reimbursement:**
  Ratio of expenses to average net assets ......   1.41%          3.08%++
  Ratio of net income (loss) to
    average net assets ......................... (0.68)%        (2.43)%++

---------------
 * Per share amounts are calculated based on average shares outstanding.

** Seligman, at its discretion, reimbursed expenses and/or waived management fees for the periods presented. There is no assurance that Seligman will continue this policy in the future.

 +  Commencement of operations.
++  Annualized.

FOR MORE INFORMATION


--------------------------------------------------------------------------------

The following information is available without charge upon request: Call toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

STATEMENT OF ADDITIONAL INFORMATION (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this prospectus.

ANNUAL/SEMI-ANNUAL REPORTS contain additional information about the Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

--------------------------------------------------------------------------------


                            SELIGMAN ADVISORS, INC.

                                AN AFFILIATE OF

                              [SELIGMAN MONOGRAM]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864


Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-5221